UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2014
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Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)
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Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE
On December 16, 2014, Toys “R” Us, Inc. (the “Company”) provided unaudited condensed consolidated financial information for its wholly-owned subsidiary Toys “R” Us-Delaware, Inc. (“Toys-Delaware”) (the “Toys-Delaware Unaudited Condensed Consolidated Financial Statements”) as required under certain credit agreements and indentures. The information provided includes:

•	Condensed Consolidated Balance Sheets as of November 1, 2014, February 1, 2014 and November 2, 2013;

•	Condensed Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended November 1, 2014 and November 2, 2013;

•	Condensed Consolidated Statements of Comprehensive Loss for the thirteen and thirty-nine weeks ended November 1, 2014 and November 2, 2013;

•	Condensed Consolidated Statements of Cash Flows for the thirty-nine weeks ended November 1, 2014 and November 2, 2013;

•	Condensed Consolidated Statements of Stockholder’s (Deficit) Equity for the thirty-nine weeks ended November 1, 2014 and November 2, 2013;

•	Notes to the Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
A copy of the Toys-Delaware information described above is furnished as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Toys-Delaware Unaudited Condensed Consolidated Financial Statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: December 16, 2014	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Toys-Delaware Unaudited Condensed Consolidated Financial Statements and related Management’s Discussion and Analysis of Financial Conditions and Results of Operations.